UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2002

FITZGERALDS GAMING CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

0-26518	88-0329170
(Commission File Number)	(IRS Employer Identification No.)

301 FREMONT STREET, LAS VEGAS, NEVADA 89101
(Address of principal executive offices) (Zip code)

(Registrant’s telephone number, including area code): (702) 388-2400

NA
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets
Item 5. Other events
Signature
EXHIBIT INDEX
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5

Item 2. Acquisition or Disposition of Assets

Item 5. Other events

     On December 5, 2000, the Company commenced cases under Chapter 11 of the Bankruptcy Code (collectively, the “Bankruptcy Cases”) in the United States Bankruptcy Court for the Northern District of Nevada (the “Bankruptcy Court”). The Bankruptcy Cases are jointly administered and coordinated under Case No. BK-N-00-33467 GWZ. The Bankruptcy Cases were commenced in accordance with an Agreement Regarding Pre-Negotiated Restructuring, dated as of December 1, 2000 (the “Restructuring Agreement”), with the holders (the “Consenting Noteholders”) of a majority of interest of the Company’s 12.25% Senior Secured Notes (the “Notes”) issued under an indenture dated December 30, 1997 (the “Indenture”). The Restructuring Agreement contemplated an expeditious and orderly sale of all of the Company’s operating assets and properties as going concerns

     On November 27, 2002, the Bankruptcy Court issued an Order approving the Company’s motion with regard to an amendment and restatement to the Restructuring Agreement (the “Amended Restructuring Agreement”) entered into by the Company and the Consenting Noteholders. The changes reflected in the Amended Restructuring Agreement generally relate to the conduct of the auction sale of Fitzgeralds Reno, the Company’s one remaining operating property.

     A copy of the Order of the Bankruptcy Court, together with a copy of the Amended Restructuring Agreement (and a version of the Amended Restructuring Agreement marked to show changes from the Restructuring Agreement) are attached as exhibits to this Current Report on Form 8-K.

     On December 2, 2002, the Bankruptcy Court issued an Order approving the adequacy of the disclosures in the Company’s Disclosure Statement, setting deadlines for balloting and opposing confirmation of the Company’s Plan of Reorganization and setting a February 10, 2003 date for a confirmation hearing on the Company's Plan of Reorganization, which date was subsequently extended to March 6, 2003.

     A copy of the Order of the Bankruptcy Court, together with copies of the First Amended Debtors’ Plan of Reorganization and the Disclosure Statement to Accompany Debtors’ First Amended Plan or Reorganization are attached as exhibits to this Current Report on Form 8-K.

     Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 27, 2003	FITZGERALDS GAMING CORPORATION
(Registrant)

By: /s/ Michael E. McPherson
Michael E. McPherson
Executive Vice President, Chief Financial
Officer, Treasurer and Secretary

EXHIBIT INDEX

EXHIBIT NO.	EXHIBIT

10.2	Bankruptcy Court Order re Motion to Approve Amended and Restated Agreement Regarding Pre-Negotiated Restructuring and related exhibits.
10.3	Bankruptcy Court Order: (1) Approving Adequacy of Disclosures in Debtors’ Disclosure Statement, (2) Setting Deadlines for Balloting and Opposing Conformation of Debtors’ Plan of Reorganization and (3) Setting Confirmation Hearing: Notice of Confirmation Hearing
10.4	First Amended Debtors’ Plan of Reorganization
10.5	Disclosure Statement to Accompany Debtors First Amended Plan of Reorganization.